Exhibit 31.2

EMCORE CORPORATION
CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Mark B. Weinswig, certify that:

1.	I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q of EMCORE Corporation;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	August 7, 2012	By: /s/ Mark Weinswig
Mark B. Weinswig
Chief Financial Officer
(Principal Financial and Accounting Officer)